UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE LOVESAC COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

THE LOVESAC COMPANY
Two Landmark Square, Suite 300
Stamford, CT 06901

May 22, 2020

Dear Fellow Stockholders:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders of The Lovesac Company (“we”, “us”, “Lovesac” or the “Company”) at 10:00 a.m. EDT on June 4, 2020, to be conducted virtually via live webcast at https://viewproxy.com/LovesacCompany/2020/.

The following notice of annual meeting of stockholders outlines the business to be conducted at the virtual annual meeting. All stockholders of record of our common stock at the close of business on May 15, 2020, the record date, are entitled to notice of and to vote at this meeting and any continuation, postponement, or adjournment thereof. In light of the public health and safety concerns related to the novel coronavirus (“COVID-19”), we determined that a virtual only meeting is advisable for the health and safety of our officers, directors and stockholders.

We encourage you to visit https://viewproxy.com/LovesacCompany/2020/ and log on with your control number to ask any questions you may have, which we will try to answer during the virtual annual meeting. Whether or not you expect to attend the annual meeting of stockholders online, we urge you to vote as promptly as possible. If you vote in advance you may still decide to attend the virtual annual meeting of stockholders and vote your shares during the meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

On behalf of the board of directors, the officers and employees of Lovesac, I would like to take this opportunity to thank our stockholders for their continued support of Lovesac. We hope you can attend the virtual annual meeting.

Sincerely yours,

/s/ Shawn Nelson
Shawn Nelson Chief Executive Officer

THE LOVESAC COMPANY
Two Landmark Square, Suite 300
Stamford, CT 06901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2020

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of The Lovesac Company (“we”, “us”, “Lovesac” or the “Company”) at 10:00 a.m. EDT on June 4, 2020, to be conducted virtually via live webcast at https://viewproxy.com/LovesacCompany/2020/.

The annual meeting will be held for the following purposes:

(1)	to elect seven (7) directors to the board of directors to serve until the 2021 Annual Meeting of stockholders and until their successors are duly elected and qualified;

(2)	to approve the amendment to the Amended and Restated 2017 Equity Incentive Plan that increases the number of shares reserved for issuance thereunder by 690,000 shares;

(3)	to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2021; and

(4)	to transact any and all other business that may properly come before the annual meeting or any continuation, postponement, or adjournment thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice. You may virtually attend and vote at the Annual Meeting (or any adjournment or postponement of the Annual Meeting) if you were a stockholder of the Company at the close of business on May 15, 2020, the record date.

The Company’s stock transfer books will not be closed. A list of the stockholders entitled to vote at the Annual Meeting may be examined at the Company’s offices during the 10 day period preceding the Annual Meeting. The list of stockholders will also be available for examination during the virtual Annual Meeting at https://viewproxy.com/LovesacCompany/2020/.

You may vote your shares at the Annual Meeting via the Internet, by telephone or by completing, dating, signing and promptly returning a proxy card to us in the envelope provided. Further information about how to register for and attend the virtual annual meeting online, vote your shares online during the meeting and submit questions online during the meeting is included in the accompanying Proxy Statement. For instructions on how to vote your shares, please refer to the attached Proxy Statement or proxy card.

You are cordially invited to attend the Annual Meeting virtually via live webcast online. Whether or not you expect to attend, the board of directors respectfully requests that you vote your shares in the manner described in the Proxy Statement. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors

/s/ Shawn Nelson
Shawn Nelson Chief Executive Officer May 22, 2020

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: Our Annual Report on Form 10-K, this Notice and the Proxy Statement and the proxy card are available electronically at https://investor.lovesac.com.

THE LOVESAC COMPANY
Two Landmark Square, Suite 300
Stamford, CT 06901

PROXY STATEMENT
For the 2020 Annual Meeting of Stockholders
to be held on June 4, 2020

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The board of directors of The Lovesac Company (which we refer to in this proxy statement as “we”, “our”, “us” or “Lovesac”) is providing you these proxy materials in connection with the board of directors’ solicitation of proxies from our stockholders for our 2020 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) and any adjournments and postponements of the Annual Meeting. The Annual Meeting will be held virtually at https://viewproxy.com/LovesacCompany/2020/ on Thursday, June 4, 2020, commencing at 10:00 a.m. EDT. On or about May 22, 2020, we expect to begin mailing to our stockholders the proxy materials and our annual report. Whether or not you plan to attend the Annual Meeting online, you may submit a proxy to vote your shares by the Internet, telephone or mail as more fully described below.

What is the purpose of the Annual Meeting?

At the Annual Meeting, you and our other stockholders entitled to vote at the Annual Meeting are requested to vote on proposals to (1) elect seven members of our board of directors to serve until our 2021 annual meeting of stockholders, (2) approve an amendment to the Amended and Restated 2017 Equity Incentive Plan that increases the number of shares reserved for issuance thereunder by 690,000 shares, and (3) ratify the appointment of Marcum LLP as our independent registered accounting firm for fiscal year 2021.

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record as of the close of business on May 15, 2020, the record date for the Annual Meeting, or the holders of their valid proxies may attend and shall be entitled to vote the Annual Meeting and any adjournment or postponement of the Annual Meeting. As of the close of business on the record date, 14,508,255 shares of our common stock were outstanding and entitled to vote. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the Annual Meeting.

What do I need to do to attend the Annual Meeting virtually?

In order to attend our 2020 Annual Meeting live via the Internet, you must register at https://viewproxy.com/LovesacCompany/2020/ by 11:59 PM EDT on Wednesday, June 3, 2020, using your Virtual Control Number that was included in your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Virtual Control Number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Further instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://viewproxy.com/LovesacCompany/2020/.

On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting at https://viewproxy.com/LovesacCompany/2020/ by logging in using the password you received via e-mail in your registration confirmation. You are entitled to attend our Annual Meeting only if you were a stockholder as of the Record Date.

Webcast replay of the Annual Meeting will be available at https://viewproxy.com/LovesacCompany/2020/ until the sooner of June 4, 2021 or the date of the next annual meeting of stockholders to be held in 2021.

Is a list of stockholders available?

A list of our stockholders will be available for review at our executive offices in Stamford, Connecticut, during ordinary business hours for a period of 10 days prior to the meeting. The list will also be available for examination by stockholders of record during the virtual Annual Meeting live webcast at https://viewproxy.com/LovesacCompany/2020/.

What constitutes a quorum?

The presence by attendance at the Annual Meeting virtually through the virtual webcast or by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting.

What vote is required to approve each item to be voted on at the Annual Meeting?

Election of Directors — a plurality of the votes of the shares present by remote communication or represented by proxy at the meeting and entitled to vote on the election of directors is required for the election of directors. This means that the seven director nominees receiving the highest number of affirmative votes of the shares present by remote communication or represented by proxy at the annual meeting and entitled to vote on the election of directors will be elected to our board. Broker non-votes and votes marked “WITHHOLD AUTHORITY FOR ALL NOMINEES” will have no legal effect on the outcome of the election of directors. With respect to votes marked “FOR ALL EXCEPT,” votes for director nominees that are withheld will have no legal effect on the outcome of the election of directors, while votes for all other director nominees will count toward a plurality.

Approval of the amendment to the Amended and Restated 2017 Equity Incentive Plan — requires the affirmative vote of a majority of the shares present by remote communication or represented by proxy at the meeting and entitled to vote on this proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. If you indicate on your proxy card that you wish to “ABSTAIN” from voting on this proposal, your shares will not be voted on this proposal. Abstentions are not counted in determining the number of shares voted “FOR” or “AGAINST” this proposal but will be counted as present and entitled to vote on this proposal. Accordingly, an abstention will have the effect of a vote against this proposal. Broker non-votes are not counted in determining the number of shares voted for or against this proposal and will not be counted as present and entitled to vote on this proposal.

Ratification of Appointment of Independent Registered Public Accounting Firm for the Year Ending January 31, 2021 — requires the affirmative vote of the holders of a majority of the shares present by remote communication or represented by proxy and entitled to vote on the proposal at the annual meeting. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal. This proposal is considered a routine matter where brokers are permitted to vote your shares held by them in their discretion in the event that they do not receive voting instructions from you.

How does the Board of Directors recommend that I vote?

Our board of directors recommends that you vote:

●	FOR each of the nominees for director named in this proxy statement;

●	FOR the approval of the amendment to the Amended and Restated 2017 Equity Incentive Plan; and

●	FOR the ratification of the appointment of Marcum LLP as our independent registered accounting firm for fiscal year 2021.

How do I vote my shares?

The answer depends on whether you own your shares of common stock of the Company as of the record date directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our virtual Annual Meeting online. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you wish to vote by Internet, access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Internet voting will close and no longer be available as of 11:59 p.m. EDT on June 3, 2020.

If you wish to vote by telephone, call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Telephone voting will close and no longer be available as of 11:59 p.m. EDT on June 3, 2020.

If you wish to vote by mail, please sign, date and complete the enclosed proxy card and return it by mail in the enclosed postpaid envelope. No postage is necessary if the proxy card is mailed in the United States.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” each of the seven director nominees, “FOR” the approval of the amendment to the Amended and Restated 2017 Equity Incentive Plan, “FOR” the ratification of Marcum LLP as our independent registered public accounting firm, and, in their discretion, on any other matter that properly comes before the Annual Meeting. We have not received notice of other matters that may properly be presented at the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, you will be able to vote your shares if you register to attend by Internet and attend the virtual Annual Meeting pursuant to the instructions below.

If you hold your shares of the Company through a broker, bank or other nominee: you are considered to be the beneficial owner of shares held in “street name” and these proxy materials are being made available to you by your broker, bank or nominee. You may not vote directly any shares held in “street name”; however, as the beneficial owner of the shares, you have the right to direct your broker, bank or nominee on how to vote your shares. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone, via the Internet, or virtually at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “What do I need to do to attend the Annual Meeting virtually?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

If you plan to vote by mail, telephone or Internet in advance of the Annual Meeting, your vote must be received by 11:59 p.m., EDT, on June 3, 2020 to be counted. Internet voting during the Annual Meeting is also permissible through the virtual webcast at https://viewproxy.com/LovesacCompany/2020/.

Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

Yes. If you register to attend, and attend, the Annual Meeting pursuant to the instructions above, you will be able to vote online during the Annual Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and answered by the speakers. If you wish to submit a question during the virtual Annual Meeting, you may log into, https://viewproxy.com/LovesacCompany/2020/ and ask a question on the virtual meeting platform. Our virtual meeting will be governed by our Rules of Conduct which will be available on the virtual meeting platform.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2021. Your broker will not have discretion to vote on any other proposals, which are “non-routine” matters, absent direction from you (and failure to provide instructions on these matters will result in a “broker non-vote”).

Can I change my vote after I return my proxy card?

Stockholders of record may revoke their proxies by virtually attending the Annual Meeting and voting online during the virtual meeting, by filing an instrument in writing revoking the proxy prior to the meeting or by filing another duly executed proxy bearing a later date with our Secretary at the address below before the vote is counted or by voting again using the telephone and Internet before the cutoff time (11:59 p.m., EDT, on June 3, 2020). Your latest telephone or Internet proxy submitted prior to the Annual Meeting is the one that will be counted, unless you virtually attend the Annual Meeting and vote your shares online during the meeting. We recommend that you vote by proxy even if you plan to attend the Annual Meeting online. If you hold your shares through a bank, broker or other nominee, you may revoke any prior voting instructions by contacting the institution that holds your shares.

Written notice of revocation may be sent to The Lovesac Company, Two Landmark Square, Suite 300, Stamford, CT 06901, Attention: Secretary.

How will votes be recorded and where can I find the voting results of the Annual Meeting?

We have engaged American Stock Transfer & Trust Company, LLC (“AST”), our transfer agent, as our inspector of elections to receive and tabulate votes. AST will separately tabulate “for” and “against” votes, abstentions and broker non-votes. AST will also certify the results and determine the existence of a quorum and the validity of proxies and ballots.

We plan to announce preliminary voting results at the Annual Meeting and to publish the final results in a current report on Form 8-K following the Annual Meeting.

Who conducts the proxy solicitation and how much will it cost?

The Company is requesting your proxy for the Annual Meeting and will pay the costs of requesting stockholder proxies. Proxies may be solicited by directors, officers and other employees of the Company, personally or by telephone, Internet, or mail, none of whom will receive compensation for their solicitation efforts. We may also reimburse brokerage firms, dealers, banks, voting trustees or other record holders for their reasonable expenses for forwarding proxy materials to the beneficial owners of our common stock.

Implications of Being an “Emerging Growth Company”

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, and may remain an emerging growth company for up to five years from the date of our initial public offering, or IPO. The JOBS Act contains provisions that, among other things, reduce certain reporting requirements for an “emerging growth company.” For so long as we remain an emerging growth company, we are permitted and plan to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include reduced disclosure obligations regarding executive compensation. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of some or all these exemptions until we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.07 billion in annual revenue, we have more than $700 million in market value of our stock held by non-affiliates or we issue more than $1 billion of non-convertible debt over a three-year period. We have taken advantage of certain reduced reporting obligations in this proxy statement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

Questions and Additional Copies

If you have any additional questions with respect to the Company or the matters described herein, or questions about how to submit your proxy, or if you need additional copies of this proxy statement or the attached proxy card, you should contact our Secretary at The Lovesac Company, Two Landmark Square, Suite 300, Stamford, CT 06901, by telephone at (888) 636-1223, or by email at InvestorRelations@lovesac.com.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Nominees

Our board of directors currently consists of seven (7) members and is authorized to have no less than five (5) members nor more than seven (7) members. Each of our directors serves until the next annual meeting of stockholders and until his or her successor is elected and duly qualified, or until his or her earlier death, resignation or removal.

Shawn Nelson, Andrew Heyer, John Grafer, Mary Fox, Walter McLallen, William Phoenix and Shirley Romig have been nominated for election as directors to serve until the 2021 Annual Meeting of Stockholders and until their successors are elected and have qualified. Each nominee has consented to being named in the proxy statement and has agreed to serve as a member of the board of directors, if elected. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

The board of directors believes that each nominee and director has valuable individual skills and experiences that, taken together, provide us with the knowledge, judgment and strategic vision necessary to provide effective oversight. The biographies below reflect the particular experience, qualifications, attributes and skills that led the board of directors to conclude that each nominee and director should serve on the board. There is no family relationship between and among any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as an officer or director.

The following table sets forth the names of, and certain information concerning, the persons nominated by the board of directors for election as directors of the Company.

Name	Age	Title	Director Since
Shawn Nelson	42	Chief Executive Officer and Director	2017
Andrew Heyer	61	Chairman of the Board of Directors	2017
John Grafer	50	Director	2017
Mary Fox	47	Director	2020
Walter McLallen	54	Director	2019
William Phoenix	61	Director	2017
Shirley Romig	42	Director	2019

Shawn Nelson founded Lovesac in 1998 and is currently serving as our Chief Executive Officer and as a member of the board of directors. Mr. Nelson is the lead designer of the Company’s patented products and directly oversees design, sourcing, public relations, investor relations and culture. In 2005, Mr. Nelson won Richard Branson’s “The Rebel Billionaire” on Fox and continues to participate in ongoing TV appearances. Mr. Nelson has a Master’s Degree in Strategic Design and Management and is a graduate-level instructor at Parsons, The New School for Design in New York City. Mr. Nelson is also fluent in Chinese with a BA in Mandarin from the University of Utah. We believe Mr. Nelson is qualified to serve on our board because of his leadership experience as our founder, his extensive knowledge of our Company and his service as our Chief Executive Officer.

Andrew R. Heyer is the Chairman of our board of directors. Mr. Heyer is a finance professional with over 35 years of experience investing the consumer and consumer-related products and services industries. He has deployed in excess of $1 billion of capital over that time frame and has guided several public and private companies as a member of their boards of directors. Mr. Heyer is the Chief Executive Officer and Founder of Mistral Equity Partners, a private equity fund manager founded in 2007 that invests in the consumer industry. Prior to founding Mistral, Mr. Heyer served as a Founding Managing Partner of Trimaran Capital Partners. Until 1995, Mr. Heyer was a vice chairman of CIBC World Markets Corp. and a co-head of the CIBC Argosy Merchant Banking Funds. Prior to joining CIBC World Markets Corp., Mr. Heyer was a founder and Managing Director of The Argosy Group L.P. Prior to joining Argosy, Mr. Heyer was a Managing Director at Drexel Burnham Lambert Incorporated and, prior to that, he worked at Shearson/American Express. From 1993 to 2009 and from 2012 to April 2019, he has served on the board of The Hain Celestial Group (Nasdaq: HAIN), a natural and organic food and products company. From December 2016 to March 2020, Mr. Heyer served as a director of XpresSpa Group, Inc. (Nasdaq: XSPA), a diversified holding company. From April 2017 to March 2019, Mr. Heyer served as a director and president of Haymaker Acquisition Corp., which was acquired by OneSpaWorld Holdings Limited (Nasdaq: OSW) on March 19, 2019. Since March 2019, Mr. Heyer has served on the board of directors of OneSpaWorld Holdings Limited. Mr. Heyer also serves on the boards of directors of several private companies, including Worldwise, a pet accessories business. Since June 2019, Mr. Heyer has served as a director and president of Haymaker Acquisition Corp. II (Nasdaq: HYAC). Mr. Heyer received his B.Sc. and M.B.A. from the Wharton School of the University of Pennsylvania, graduating magna cum laude. We believe Mr. Heyer is qualified to serve on our board because of his extensive experience in private equity investing in the consumer goods industry and his experience on other private and public company boards.

Mary Fox is a member of our board of directors. Since 2018, Ms. Fox has served as General Manager for North America Consumer Products at BIC (OTCMKTS: BICEF). Prior to joining BIC, she spent six years at L’Oréal (OTCMKTS: LRLCF) in various roles within Ecommerce, New Business Development, and Business Transformation in the United States. Before L’Oréal, Ms. Fox held several senior leadership positions at Walmart (NYSE: WMT) in both the United States and International divisions. During her time as SVP Global Sourcing at Walmart, Ms. Fox co-founded the Sustainable Apparel Coalition (SAC) in 2009 with Patagonia, which is now the leading apparel, footwear, and textile coalition focused on sustainable production with over 10,000 members. Ms. Fox graduated from Coventry University in the United Kingdom and holds a degree in manufacturing engineering and business studies. We believe Ms. Fox is qualified to serve on our board because of her substantial experience in consumer products, ecommerce and sustainability.

John Grafer is a member of our board of directors. Since 2009, Mr. Grafer has been a principal at Satori Capital, LLC, a multi-strategy alternative investment firm founded on the principles of conscious capitalism. Mr. Grafer is a member of Satori’s investment committee, a board member of Longhorn Health Solutions, SunTree Snack Foods and Zorch International, a board observer for Aspen Heights, and a former board member of California Products Corporation and FWT. Prior to joining Satori in 2009, Mr. Grafer was senior vice president at Giuliani Partners, a principal investment and consulting firm founded by former New York City Mayor Rudolph W. Giuliani. Prior to joining Giuliani Partners in 2003, Mr. Grafer was a member of the mergers and acquisitions group at Credit Suisse First Boston, a member of the proprietary trading group at J.P. Morgan Chase, and a team member at Ernst & Young, where he earned his C.P.A. Mr. Grafer has also assisted a family office with early stage investments in sustainably managed companies, including Honest Tea. Mr. Grafer is an elected member of the board of directors and executive committee of Americans For Fair Taxation® (FairTax®) and has been a first-round judge for the McCloskey Business Plan competition at the University of Notre Dame. Mr. Grafer received a B.B.A. from the University of Notre Dame and an M.B.A. in finance from the University of Chicago Booth School of Business. We believe Mr. Grafer is qualified to serve on our board because of his substantial experience in private equity investing and investment banking, his accounting expertise and his experience on other company boards.

Walter D. McLallen is a member of our board of directors. Mr. McLallen is a finance professional with over 25 years of leveraged finance, private equity and operations experience. Mr. McLallen has been the Managing Member of Meritage Capital Advisors, an advisory boutique firm focused on debt and private equity transaction origination, structuring and consulting since 2004. Mr. McLallen has extensive board and organizational experience and has served on numerous corporate and non-profit boards and committees, with a significant historical focus on consumer products-related companies. Mr. McLallen serves as a director of publicly traded Centric Brands Inc. (CTRC:NASDAQ), a lifestyle brands collective in the branded and licensed apparel and accessories sectors and OneSpaWorld Holdings (OSW:NASDAQ), a pre-eminent global provider of health and wellness services and products onboard cruise ships and in destination resorts around the world; as well as several consumer-focused private companies, including Timeless Wine Company, the producer of consumer luxury wine brands Silver Oak, Twomey and OVID; Worldwise, a consumer branded pet products company; adMarketplace, a search engine advertiser; and Classic Brands, an e-commerce marketer of mattresses and related products. Mr. McLallen is also a founder and Co-Chairman of Tomahawk Strategic Solutions, a law enforcement and corporate training and risk management company. Since June 2019, Mr. McLallen has served as a director of Haymaker Acquisition Corp. II (Nasdaq: HYAC). From 2006 to 2015, Mr. McLallen was Vice Chairman of Remington Outdoor Company, an outdoor consumer platform he co-founded with a major investment firm. Mr. McLallen was formerly with CIBC World Markets from 1995 to 2004, during which time he was a Managing Director, head of Debt Capital Markets and head of High Yield Distribution. Mr. McLallen started his career in the Mergers & Acquisitions Department of Drexel Burnham Lambert and was a founding member of The Argosy Group L.P. Mr. McLallen received a B.A. with a double major in Economics and Finance from the University of Illinois at Urbana-Champaign. Mr. McLallen is qualified to serve as a director due to his extensive consumer products, operational and board experience, as well as his background in finance.

William P. Phoenix is a member of our board of directors. Since 2007, Mr. Phoenix has been a Managing Director at Mistral Equity Partners. He has extensive experience as a provider of all forms of capital to non-investment grade companies. From 2002 to 2007, Mr. Phoenix was a Managing Director of Trimaran Capital Partners, L.L.C. Mr. Phoenix spent a good portion of his career in various capacities at the Canadian Imperial Bank of Commerce (CIBC), beginning in 1982. He was a Managing Director of CIBC Capital Partners, where he focused on mezzanine transactions and private equity opportunities. While at CIBC, he also had management responsibilities for Acquisition Finance, Mezzanine Finance, and the Loan Workout and Restructuring businesses. Mr. Phoenix has been a member of the board of directors of Lovesac since 2010 and Blueport Commerce. Mr. Phoenix received his B.A. in Economics from the University of Western Ontario and his M.B.A. from the University of Toronto. He is a graduate of the Leadership New York Program. We believe Mr. Phoenix is qualified to serve on our board because of his extensive background in finance and private equity investment and his experience on other private company boards.

Shirley Romig is a member of our board of directors. Ms. Romig has two decades of experience in operationalizing growth strategies and leading transformational initiatives in complex consumer-oriented and technology organizations. Currently, Ms. Romig is a Vice President with Lyft, leading Global Operations, East.  From 2017 to 2019, Ms. Romig was the Group Vice President of Ancillary Operations at Equinox and led six lines of businesses within its fitness clubs.  From 2016 to 2017, Ms. Romig was the Head of Retail Strategy for SapientRazorfish, a global digital agency.  From 2013 to 2015, Ms. Romig was the Senior Vice President of Corporate Strategy with HBC responsible for implementation of growth initiatives across Saks Fifth Avenue, Saks OFF 5th, Lord & Taylor and Hudson’s Bay in Canada.  Ms. Romig also served as a Vice President for Saks Incorporated where she led the company’s omnichannel transformation work and launched Saksoff5th.com as well as numerous growth initiatives for Saks.com.  Earlier in her career, Ms. Romig worked in equity research and digital and strategy consulting. Ms. Romig holds an MBA from the Darden School of Business and a Bachelor of Science from the McIntire School of Commerce, both at the University of Virginia. We believe Ms. Romig is qualified to serve on our board based on her expertise in e-commerce, digital innovation, corporate strategy and scaling complex retail operations.

Vote Required

The affirmative vote of a plurality of the votes of the shares present or represented by proxy at the annual meeting and entitled to vote is required for the election of directors.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” ALL SEVEN (7) NOMINEES TO SERVE UNTIL THE 2021 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED.

Board Leadership Structure and Risk Oversight

The board of directors oversees our business and considers the risks associated with our business strategy and decisions.

The board of directors currently implements its risk oversight function as a whole. Each of the board committees will provide risk oversight in respect of its areas of concentration and reports material risks to the board of directors for further consideration.

Director Independence

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his background, employment and affiliations, our board of directors has determined that our directors and director nominees (other than Andrew Heyer and Shawn Nelson) do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of our directors and director nominees (other than Andrew Heyer and Shawn Nelson) is “independent” as that term is defined under the listing standards of Nasdaq. Former director Jared Rubin, who resigned in February 2020, was also “independent” as that term is defined under the listing standards of Nasdaq. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director and each director nominee has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence and eligibility to serve on the committees of our board of directors.

Board Meetings

During fiscal 2020, the board of directors held seven meetings. Each director then serving attended at least 75% of the aggregate of the total number of meetings of the board of directors held during the period such director served and the total number of meetings held by any of the committees of the board of directors on which such director served during such period. We encourage each member of the board of directors to attend our annual meetings of stockholders. All the members of our board of directors at the time of our 2019 annual meeting of stockholders attended the 2019 annual meeting of stockholders.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee. Our board of directors may establish other committees to facilitate the management of our business. The functions of the audit and compensation committees are described below. All of our committees are comprised of only independent directors. All committees are chaired by independent directors who report to the full board of directors whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient board of directors functioning at meetings. Directors serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit Committee

Our audit committee, which met four times in fiscal 2020, consists of Walter McLallen, as the chair, William Phoenix and Shirley Romig. Our board of directors has determined that Walter McLallen and William Phoenix qualify as “audit committee financial experts” within the meaning of Item 407(d) of Regulation S-K promulgated under the Securities Act. Our audit committee assists our board of directors in its oversight of our accounting and financial reporting process and the audits of our financial statements. Our audit committee, which operates under a written charter that is posted on the Investor Relations section of our website at https://investor.lovesac.com, is, among other things, responsible for:

●	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

●	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

●	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

●	overseeing our internal accounting function;

●	discussing our risk management policies;

●	establishing policies regarding hiring employees from our registered public accounting firm and procedures for the receipt and retention of accounting-related complaints and concerns;

●	meeting independently with our internal accounting staff, registered public accounting firm and management;

●	reviewing and approving or ratifying related party transactions; and

●	preparing the audit committee reports required by SEC rules.

Compensation Committee

Our compensation committee, which met nine times in fiscal 2020, consists of Mary Fox as the chair, John Grafer, William Phoenix and Shirley Romig. Our compensation committee, which operates under a written charter that is posted on the Investor Relations section of our website at https://investor.lovesac.com, is, among other things, responsible for:

●	reviewing and approving corporate goals and objectives with respect to Chief Executive Officer compensation;

●	making recommendations to our board with respect to the compensation of our Chief Executive Officer and our other executive officers;

●	overseeing evaluations of our senior executives;

●	reviewing and assessing the independence of compensation advisers;

●	overseeing and administering our equity incentive plans;

●	reviewing and making recommendations to our board with respect to director compensation; and

●	preparing the compensation committee reports required by SEC rules.

Nominating and Governance Committee

Our nominating and governance committee, which met one time in fiscal 2020, consists of Shirley Romig, as the chair, Mary Fox and Walter McLallen. The primary purpose of our nominating and governance committee, which operates under a written charter that is posted on the Investor Relations section of our website at https://investor.lovesac.com, is to assist our board in promoting our best interests and our stockholders through the implementation of sound corporate governance principles and practices. The functions of our nominating and governance committee include, among other things:

●	developing, overseeing and making recommendations to the board regarding our corporate governance principles;

●	developing, recommending to the board of directors, implementing and monitoring compliance with the Code of Ethics;

●	reviewing and advising the board of directors on composition and minimum director qualifications for the board of directors and each board of directors committee;

●	identifying nominees for election to the board of directors, consistent with the qualifications and criteria approved by the board of directors and recommending to the board of directors the director nominees for the next annual meeting of stockholders

●	developing a self-evaluation process of the board of directors’ effectiveness and overseeing the evaluation of the board of directors and each board of directors committee; and

●	reviewing and evaluating, at least annually, the nominating and governance committee’s charter.

While the nominating and governance committee does not have a formal diversity policy, the nominating and governance committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. We believe that the nominating and governance committee’s existing nominations process is designed to identify the best possible nominees for the board, regardless of the nominee’s gender, racial background, religion or ethnicity. The nominating and governance committee identifies candidates through a variety of means, including recommendations from members of the board of directors and suggestions from our management including our Chief Executive Officer.

In addition, the nominating and governance committee considers candidates recommended by third parties, including stockholders. The nominating and governance committee gives the same consideration to candidates recommended by stockholders as those candidates recommended by members of our board. Stockholders wishing to recommend director candidates for consideration by the nominating and governance committee may do so by writing to our Secretary and giving the recommended candidate’s name, biographical data and qualifications. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards, should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company, should be willing and able to contribute positively to the decision-making process of the Company, should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the board of directors and its committees, should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders, should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the board should be considered.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), that applies to all directors, officers and employees of our Company and its subsidiaries. This Code of Ethics covers a wide range of business practices and procedures and promotes honest and ethical conduct, full, fair, accurate and timely disclosure in all reports and documents that our Company files under public communication, compliance with all applicable governmental laws, rules and regulations, protection of company assets, and fair dealing practices. The full text of our Code of Ethics is posted on the Investor Relations section of our website at https://investor.lovesac.com. We will disclose future amendments or waivers to our code of business conduct and ethics on our website within four business days following the date of the amendment or waiver.

Director Compensation

The following table provides information concerning the compensation paid to persons serving as non-employee directors of our Company for the fiscal year ended February 2, 2020 for whom information has not been disclosed below under the heading “Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Andrew Heyer	—	120,000	—	—	—	—	120,000
John Grafer	—	120,000	—	—	—	—	120,000
William Phoenix	—	120,000	—	—	—	—	120,000
Walter McLallen	50,000	120,000	—	—	—	—	170,000
Jared Rubin	—	120,000	—	—	—	—	120,000
Shirley Romig	40,000	120,000	—	—	—	—	160,000

On October 2, 2019, at the recommendation of the compensation committee, the board of directors approved the granting of 6,490 restricted stock units (“RSUs”) to each of the non-employee directors in accordance with a Restricted Stock Units Agreement (“Grant Agreement”) pursuant to the Company’s Amended and Restated 2017 Equity Incentive (the “2017 Plan”).

Unless the RSUs are forfeited pursuant to the 2017 Plan or the Grant Agreement, (i) 3,245 shall vest on the first anniversary of the grant date, and (ii) 3,245 which shall vest 50% on the first anniversary of the date of the grant and 50% on the second anniversary of the date of the grant. Each RSU represents the right to receive one share of our common stock upon vesting of the RSU.

Additionally, on October 2, 2019, at the recommendation of the compensation committee, the board of directors approved providing cash compensation of $40,000 per year to non-employee directors Ms. Romig and Mr. McLallen. Mr. McLallen will also receive $10,000 per year as chair of the audit committee.

We reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

PROPOSAL NO. 2 — APPROVAL OF AMENDMENT TO THE LOVESAC COMPANY
2017 EQUITY INCENTIVE PLAN

Background

Our Amended and Restated 2017 Equity Incentive Plan (the “2017 Plan”), was approved by our board of directors and our stockholders on August 26, 2017. In 2018, the 2017 Plan was amended to increase the shares of our common stock authorized and reserved for issuance under the 2017 Plan to 615,066 shares. In 2019 the 2017 Plan was amended and restated to, among other things, increase the shares of our common stock authorized and reserved for issuance under the 2017 Plan to 1,414,889 shares.

At this time, we estimate that the 2017 Plan has only enough shares reserved to provide for equity incentive grants through the 2021 fiscal year. Since our ability to grant equity incentive compensation to eligible individuals is an integral part of our compensation practices, we are requesting stockholder approval to add 690,000 shares to the 2017 Plan’s share reserve so that we may continue to grant awards after fiscal year 2021.

Summary of the Proposal

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our board of directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. Our employee stock incentive program provides a range of incentive tools and sufficient flexibility to permit the board of directors’ compensation committee to implement them in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes.

In May 2020, our board of directors adopted an amendment to the 2017 Plan, subject to approval by our stockholders at our 2020 annual meeting, that increases by 690,000 the aggregate maximum number of shares that may be issued under the 2017 Plan, so that the new total share reserve for grants under the Amended Plan will be 2,104,889 shares. As of May 15, 2020, a total of 406,213 shares had been issued under the 2017 Plan, 721,125 shares remained subject to outstanding awards under the 2017 Plan, and 184,480 shares remained available for the future grant of awards under the 2017 Plan. The 2017 Plan would be amended as set forth in the First Amendment to 2017 Equity Incentive Plan attached as Appendix A to this proxy statement.

We believe that increasing the shares reserved for issuance under the 2017 Plan is necessary for us to continue to offer a competitive equity incentive program. We believe that the additional shares will provide us with enough shares to continue to offer competitive equity compensation through fiscal year 2022. This estimate is based on a number of assumptions, including that our grant practices under the 2017 Plan will be consistent with our historical practices and usage, and is dependent on a number of other factors that are difficult to predict or beyond our control, including the price of our Common Stock underlying future grants, our hiring activity, forfeitures of outstanding awards and other circumstances that may require us to change our equity grant practices.

If the stockholders do not approve the proposed share increase, we believe we will not be able to continue to offer competitive equity packages to retain our current employees and recruit qualified new hires. This could significantly hamper our plans for growth and adversely affect our ability to operate our business. In addition, if we were unable to grant competitive equity awards, we may be required to offer additional cash-based incentives to replace equity as a means of competing for talent. This could have a significant effect upon our quarterly results of operations and balance sheet and not be competitive with other companies that offer equity.

The board of directors believes that the 2017 Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, the board of directors urges you to vote to approve the amendment to the 2017 Plan.

Total Potential Dilution and Run Rate Information

Common measures of a stock plan’s cost include burn rate, dilution and overhang. The burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Over the last two years, the Company has maintained an average equity run rate of only 4.1% of shares of Common Stock outstanding per year. Total Potential Dilution (under employee stock plans) measures the degree to which our stockholders’ ownership has been diluted by stock-based compensation awarded under the 2017 Plan and also includes shares that may be awarded under the 2017 Plan in the future.

The following table shows how our key equity metrics have changed over the past two years, and also reflects the impact of the proposed new share request on such metrics:

Key Equity Metrics:	As of May 15, 2020 including the New Share Request (1)	Fiscal Year 2020	Fiscal Year 2019
Equity Run Rate(2)	NA	5.1%	3.1%
Outstanding Overhang(3)	4.5%	4.4%	2.7%
Total Potential Dilution under Employee Stock Plans(4)	9.9%	6.1%	3.0%

(1)	Includes all information as of May 15, 2020, including the impact of the 690,000 new shares that shareholders are being asked to approve in this proposal.
(2)	Equity run rate is calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of basic shares outstanding during the year.
(3)	Outstanding Overhang is calculated by dividing (a) the number of shares subject to equity awards outstanding at the end of the year, by (b) the sum of number of shares outstanding at the end of the year, the number of shares subject to equity awards outstanding at the end of the year, and the number of shares available for future grants at the end of the year.
(4)	Total Potential Dilution under Employee Stock Plans is calculated by dividing (a) the sum of the number of shares subject to equity awards outstanding at the end of the year and the number of shares available for future grants at the end of the year, by (b) the sum of number of shares outstanding at the end of the year, the number of shares subject to equity awards outstanding at the end of the year, and the number of shares available for future grants at the end of the year.

Authorized Shares Requested

The maximum aggregate number of shares we are requesting our stockholders to authorize under the 2017 Plan is 2,104,889. The total overhang resulting from this share request represents approximately 4.5% of the number of shares of our common stock outstanding on May 15, 2020, determined on a fully diluted basis.

Our board of directors considered several factors in determining the amount of shares requested as set forth above, including the intention to authorize sufficient shares to provide for the needs of a reasonable incentive program for the next two years.

Summary of the 2017 Plan

The following summary of the 2017 Plan is qualified in its entirety by the specific language of the 2017 Plan.

General. The purpose of the 2017 Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards.

Authorized Shares. The maximum aggregate number of shares authorized for issuance under the 2017 Plan is 2,104,889 shares, assuming the stockholders approve the addition of 690,000 shares to the reserve. Given the 184,480 shares that remain available for grant as of May 15, 2020, if approved, we would have 874,480 shares for new grants following approval of the 2017 Plan.

Share Counting. Each share subject to a stock option, stock appreciation right, or other award that requires the participant to purchase shares for their fair market value determined at the time of grant will reduce the number of shares remaining available for grant under the 2017 Plan by one share.

If any award granted under the 2017 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2017 Plan. Shares will not be treated as having been issued under the 2017 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares purchased in the open market with proceeds from the exercise of options will not be added to the share reserve. Shares that are withheld or reacquired by the Company in satisfaction of a tax withholding obligation in connection with an option or a stock appreciation right or that are tendered in payment of the exercise price of an option will not be made available for new awards under the 2017 Plan. Upon the exercise of a stock appreciation right or net-exercise of an option, the number of shares available under the 2017 Plan will be reduced by the gross number of shares for which the award is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of “full value” awards will again become available for issuance under the 2017 Plan.

Adjustments for Capital Structure Changes. Appropriate and proportionate adjustments will be made to the number of shares authorized under the 2017 Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the compensation committee also has the discretion under the 2017 Plan to adjust other terms of outstanding awards as it deems appropriate.

Nonemployee Director Award Limits. The aggregate grant date fair value of all awards granted to any nonemployee director during any fiscal year of the Company combined with any cash compensation for that year for services as a nonemployee director will not exceed $300,000.

Administration. The 2017 Plan generally will be administered by the compensation committee of the board of directors, although the board of directors retains the right to appoint another of its committees to administer the 2017 Plan or to administer the 2017 Plan directly. (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the board of directors.) Subject to the provisions of the 2017 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion provided by the 2017 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.

The 2017 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2017 Plan. All awards granted under the 2017 Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2017 Plan. The Committee will interpret the 2017 Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the 2017 Plan or any award.

Prohibition of Option and SAR Repricing. The 2017 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: lower the exercise price per share of an option or the base price of a stock appreciation right after it is granted, cancel an option or stock appreciation right when the price per share exceeds the fair market value of one share of stock in exchange for cash or another award (other than in connection with a change in control), or take any other action with respect to an option or stock appreciation right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of stock are listed.

Eligibility. Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company.

Stock Options. The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.

The 2017 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2017 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the 2017 Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution and are exercisable during the participant’s lifetime only by the participant. However, an option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee and, in the case of an incentive stock option, only to the extent that the transfer will not terminate its tax qualification. No option (and no SAR) may be transferred to a third party financial institution for value.

Stock Appreciation Rights. The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2017 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards. The Committee may grant restricted stock awards under the 2017 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions will be subject to the same vesting terms and restrictions as the original award.

Restricted Stock Units. The Committee may grant restricted stock units under the 2017 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive cash or additional restricted stock units whose value is equal to any cash dividends the Company pays. The dividend equivalent rights would be subject to the same vesting conditions and settlement terms as the original award.

Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination of these.

The Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the metrics as set forth in the 2017 Plan, or on any other such metric it chooses.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, if applicable, or other methodology established by the Committee, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of events as determined by the Committee, which may include changes in accounting standards or any unusual or infrequently occurring event or transaction occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to increase, eliminate, or reduce the amount that would otherwise be payable on the basis of the performance goals attained to a participant. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on the Company’s common stock to the extent that the performance shares become vested (with any such dividend equivalents to be subject to the same vesting terms and restrictions as the underlying award). The Committee may provide for performance award payments in lump sums or installments.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2017 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Cash-Based Awards and Other Stock-Based Awards. The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards, which will be subject to the same vesting terms and restrictions as the underlying award. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Change in Control. Unless otherwise defined in a participant’s award or other agreement with the Company, the 2017 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2017 Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) stockholder approval of a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of consummation of the Change in Control.

Our compensation committee has discretion to accelerate vesting of awards in connection with a Change in Control. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control.

The 2017 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. An award having an exercise or purchase price per share equal to or greater than the fair market value of the consideration to be paid per share of common stock in the Change in Control may be canceled without payment of consideration to the holder.

Clawback Policy. The 2017 Plan states that if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, or any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, will reimburse the Company for (i) the amount of any payment in settlement of an award received by such participant during the twelve- month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such participant from the sale of securities of the Company during such twelve-month period.

In addition, the Committee may specify in an award agreement that a participant’s rights with respect to an award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of other specified events, in addition to any otherwise applicable vesting or performance conditions of an award.

Withholding of Shares. The Company has the right, but not the obligation, to deduct from the shares of stock issuable to a participant upon the exercise or settlement of an award, or to accept from the participant the tender of, a number of whole shares of common stock having a fair market value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Company. The fair market value of any shares withheld or tendered to satisfy any such tax withholding obligations will not exceed an amount that would trigger adverse accounting consequences or costs, as determined by the Committee and in accordance with Company policies; provided, however, that any shares withheld in excess of the minimum statutory rate will not be added back to the 2017 Plan’s share reserve and will not be available for new grants under the 2017 Plan.

Awards Subject to Section 409A of the Code. Certain awards granted under the 2017 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2017 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2017 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Amendment, Suspension or Termination. The 2017 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2017 Plan following the tenth anniversary of the 2017 Plan’s effective date, which was the date on which it is approved by the stockholders in 2017. The Committee may amend, suspend or terminate the 2017 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2017 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law or the rules of any stock exchange on which the Company’s shares are then listed. No amendment, suspension or termination of the 2017 Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse effect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2017 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards. A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Awards Granted under the 2017 Plan

The following table shows the number of awards received by the persons listed below as of May 15, 2020. All awards under the 2017 Plan have been restricted stock units or nonstatutory stock options.

	Number of RSUs and options	Grant Date Fair Value ($)(1)
Named Executive Officers:
Shawn Nelson, Chief Executive Officer	694,745	7,171,763
Jack Krause, President and Chief Operating Officer	288,445	3,320,421
Donna Dellomo, Executive Vice President and Chief Financial Officer	142,133	1,588,390
All Current Executive Officers as a Group (3 persons)	1,125,323	12,080,575
Non-Employee Directors as a Group (6 persons)	38,940	720,000
All Non-Executive Officer Employees as a Group	225,864	3,430,084

(1)	Represents the grant date fair value calculated in accordance with the provisions of FASB ASC Topic 718.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of February 2, 2020, about the securities which are either already issued, or authorized for future issuance, under our 2017 Plan.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by shareholders	495,366	$38.10	262,962
Equity compensation plans not approved by shareholders	-	-	-
Total	495,366	$38.10	262,962

Required Vote and Board of Directors Recommendation

Approval of the amendment to the Amended and Restated 2017 Equity Incentive Plan requires the affirmative vote of a majority of the shares present at the meeting or represented by proxy and entitled to vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ADOPTION OF THE AMENDMENT TO THE AMENDED AND RESTATED 2017 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2021

Our Audit Committee has appointed Marcum LLP as the independent registered public accounting firm to audit the consolidated financial statements of our Company for the fiscal year ending January 31, 2021 and recommends that stockholders vote in favor of the ratification of such appointment. Stockholder ratification of the selection of Marcum LLP as our independent registered public accounting firm is not required by law or otherwise. However, the board of directors, upon the recommendation of the Audit Committee, is submitting the selection of Marcum LLP to stockholders for ratification as a matter of good corporate governance. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. We anticipate that representatives of Marcum LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Fees

We regularly review the services and fees from our independent registered public accounting firm, Marcum LLP. These services and fees are also reviewed with the audit committee annually. In accordance with standard policy, Marcum LLP periodically rotates the individuals who are responsible for the Company’s audit.

In addition to performing the audit of the Company’s consolidated financial statements, Marcum LLP provided various other services during fiscal 2020 and fiscal 2019. The Company’s audit committee has determined that Marcum LLP’s provision of these services, which are described below, does not impair Marcum LLP’s independence with respect to the Company.

The following table shows the aggregate fees paid or accrued for audit and other services provided for fiscal 2020 and 2019:

	FY2020	FY2019
Audit fees (1)	$218,000	$206,880
Audit-related fees (2)	100,600	268,500
Tax fees	-	—
All other fees	-	—
Total fees	$318,600	$475,380

(1) “Audit fees” are fees billed for the audit of our annual financial statements, reviews of quarterly financial statements included in Quarterly Reports on Forms 10-Q, and services provided in connection with SEC filings, including consents and comment and comfort letters.

(2)  “Audit-related fees” are fees billed for the assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All of the services relating to the fees described in the table above were approved by the audit committee in accordance with the audit committee’s pre-approval policy.

Required Vote and Board of Directors Recommendation

Approval of the ratification of the appointment of Marcum LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares present at the meeting or represented by proxy and entitled to vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JANUARY 31, 2021.

REPORT OF THE AUDIT COMMITTEE

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act of 1933 or the Securities Exchange Act of 1934.

The principal purpose of the Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of our accounting and financial reporting processes and the audits of our financial statements; (ii) our system of disclosure controls and internal controls over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent auditor; (v) the performance of our independent auditor; and (vi) the business practices and ethical standards of the Company. The Audit Committee is responsible for the appointment, compensation, retention and oversight of work of the Company’s independent auditor. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for the preparation, presentation and integrity of our financial statements, for the appropriateness of the accounting principles and reporting policies that we use and for establishing and maintaining adequate internal control over financial reporting. Marcum LLP, or Marcum, our independent registered public accounting firm for the year ending February 2, 2020, was responsible for performing an independent audit of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended February 2, 2020 and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management our audited financial statements included in our Annual Report on Form 10-K for the year ended February 2, 2020.

The Audit Committee has also reviewed and discussed with Marcum the audited financial statements in our Annual Report on Form 10-K. In addition, the Audit Committee discussed with Marcum those matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, Marcum provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Marcum communications with the Audit Committee concerning independence. The Audit Committee also discussed with Marcum its independence from the Company.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for filing with the SEC for the year ended February 2, 2020.

THE AUDIT COMMITTEE

Walter McLallen William Phoenix Shirley Romig

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock by:

●	each stockholder known by us to be the beneficial owner of more than 5% of our common stock,

●	each of our current directors and Named Executive Officers, and

●	all of our current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as disclosed in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

We have based our calculation of the percentage of beneficial ownership on 14,508,255 shares of our common stock outstanding as of May 15, 2020.

Except as otherwise noted, the address of each person or entity in the following table is c/o The Lovesac Company, Two Landmark Square, Suite 300, Stamford, Connecticut 06901.

Name and Address of Beneficial Owner	Number of Shares of Common Stock		Percentage Of Class
Shawn Nelson	234,835	(1)	1.62%
Jack A. Krause	122,275	(2)	*
Donna Dellomo	67,616	(3)	*
Andrew Heyer(4)	3,034,496	(5)	20.58%
Mary Fox	-		-
John Grafer(6)	1,310,585	(7)	8.74%
Walter McLallen	2,517		*
William Phoenix	-		-
Shirley Romig	-		-
Directors, Director Nominees and Executive Officers as a group (9 individuals)	4,772,324		31.31%
Beneficial Owners of more than 5% of our common stock:
Entities affiliated with Mistral	3,017,536	(8)	20.46%
Entities affiliated with Satori	1,310,585	(7)	8.74%
Janus Henderson Group PLC	1,148,471	(9)	7.92%
AWM Investment Company, Inc.	743,016	(10)	5.12%
Wasatch Advisors, Inc.	1,015,191	(11)	7.00%

*	Represents beneficial ownership of less than one percent (1%).
(1)	Includes 1,750 shares of common stock issuable upon exercise of warrants, exercisable within in 60 days of May 22, 2020 and 42,758 shares of common stock held by The LDPV Holding Trust, dated October 1, 2018, of which Mr. Nelson’s spouse is trustee and Mr. Nelson has sole authority over the disposition of the shares of common stock held by the trust.
(2)	Includes 525 shares of common stock issuable upon exercise of warrants, exercisable within in 60 days of May 22, 2020.
(3)	Includes 1,750 shares of common stock issuable upon exercise of warrants, exercisable within in 60 days of May 22, 2020.
(4)	Mistral Sac Carry, LLC (“MSC”), an entity controlled by Mr. Heyer, is the manager of Mistral Sac Holdings 4, LLC (“MSH4”), Mistral Sac Holdings 3, LLC (“MSH3”) and Mistral Sac Holdings 2, LLC (“MSH2”). Mistral Sac Holdings, LLC (“MSH” and, together with MSH4, MSH3 and MSH2, the “Investing Vehicles”) is an investment entity indirectly controlled by Mr. Heyer through Mistral Equity Partners, LP (“MEP”), Mistral Equity Partners QP, LP (“MEP QP”) and MEP Co-Invest, LLC (“MEP Co-Invest”). Mistral Equity GP, LLC (“MEP GP” and, together with MEP, MEP QP, and MEP Co-Invest, the “Mistral Fund Entities”) is the general partner of MEP and MEP QP. By reason of the provisions of Rule 16a-1 of the Exchange Act, the Mistral Fund Entities may be deemed to be beneficial owners of certain of the securities that are deemed to be beneficially owned by MSH, MSC may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by MSH4, MSH3 and MSH2, and Mr. Heyer may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by the Investing Vehicles and/or the Mistral Fund Entities. Mr. Heyer may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 of the Exchange Act) in an indeterminate portion of the securities reported as beneficially owned by the Investing Vehicles, and MEP GP may be deemed to have an indirect pecuniary interest in an indeterminate portion of the securities reported as beneficially owned by MEP and MEP QP. Mr. Heyer’s business address is c/o Mistral Capital Management, LLC, 650 Fifth Avenue, 31st Floor, New York, NY 10019.

(5)	Consists of: (i) 1,654,083 shares of common stock held by MEP, which amount includes 56,554 shares issuable upon exercise of a warrant exercisable within in 60 days of May 22, 2020; (ii) 462,895 shares of common stock held by MEP QP, which amount includes 15,303 shares issuable upon exercise of a warrant exercisable within in 60 days of May 22, 2020; (iii) 430,304 shares of common stock held by MSH2; (iv) 228,633 shares of common stock held by MSH4, which amount includes 74,200 shares issuable upon exercise of a warrant exercisable within in 60 days of May 22, 2020; (v) 95,068 shares of common stock held by MEP Co-Invest, which amount includes 3,143 shares issuable upon exercise of a warrant exercisable within in 60 days of May 22, 2020; (vi) 90,000 shares of common stock issuable to MSH3 upon exercise of a warrant exercisable within in 60 days of May 22, 2020; and (vii) 16,960 shares of common stock held by Mr. Heyer directly.
(6)	Mr. Grafer may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 of the Exchange Act) in an indeterminate portion of the securities reported as beneficially owned by Satori Capital Strategic Opportunities, LP (“Satori CSO”) and Satori Capital III, LP (“SCIII”). Mr. Grafer disclaims beneficial ownership of the securities held by Satori CSO and SCIII.
(7)	Consists of 571,538 shares of common stock owned by Satori CSO and 249,047 shares of common stock owned by SCIII and 490,000 shares of common stock issuable upon exercise of warrants held by Satori CSO and SCIII, exercisable within in 60 days of May 22, 2020. Satori Capital Strategic Opportunities GP, LLC (“Satori CSOGP”), is the general partner of Satori CSO and Satori Capital III GP, LLC (“SCIIIGP”), is the general partner of SCIII. SCGPM, LLC (“SCGPM”) is the manager of Satori CSOGP and SCIIIGP and may be deemed to share voting and dispositive power with respect to the shares held by Satori CSO and SCIII. SCGPM is wholly owned and controlled by Satori Capital, LLC (“Satori Capital”), which is indirectly owned and controlled by Sunny Vanderbeck and Randy Eisenman through entities that Sunny Vanderbeck or Randy Eisenman own or control. Each of Satori CSOGP, SCIIIGP, SCGPM, Satori Capital, Mr. Vanderbeck, Mr. Eisenman and each entity through which Mr. Vanderbeck and Mr. Eisenman indirectly owns or controls Satori Capital disclaims beneficial ownership of the securities held by Satori CSO and SCIII. The address for each of these entities is 2501 N. Harwood St., 20th Floor, Dallas, Texas 75201.

(8)	These shares have also been included in the number of shares beneficially owned by Mr. Heyer above. See footnotes 4 and 5.

(9)	Based solely on the information included in the most recently available Schedule 13G/A filed with the SEC on February 13, 2020, by Janus Henderson Group PLC (“Janus Henderson”). Janus Henderson has an indirect 97% ownership stake in Intech Investment Management LLC ("Intech") and a 100% ownership stake in Janus Capital Management LLC ("JCM"), Perkins Investment Management LLC ("Perkins"), Geneva Capital Management LLC ("Geneva"), Henderson Global Investors Limited ("HGIL") and Janus Henderson Investors Australia Institutional Funds Management Limited ("JHIAIFML"), (each an "Asset Manager" and collectively as the "Asset Managers"). Due to the above ownership structure, holdings for the Asset Managers are aggregated for purposes of this filing. Each Asset Manager is an investment adviser registered or authorized in its relevant jurisdiction and each furnishing investment advice to various fund, individual and/or institutional clients (collectively referred to herein as "Managed Portfolios"). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, JCM may be deemed to be the beneficial owner of 1,148,471 shares of common stock held by such Managed Portfolios. However, JCM does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such right The address for Janus Henderson listed in the Schedule 13G/A is 201 Bishopsgate EC2M 3AE, United Kingdom.
(10)	Based solely on the information included in the most recently available Schedule 13G filed with the SEC on February 10, 2020, by AWM Investment Company (“AWM”). AWM is the investment adviser to Special Situations Cayman Fund, L.P. (“Cayman”), Special Situations Fund III QP, L.P. (“SSFQP”) and Special Situations Private Equity Fund, L.P. (“SSPE”). (Cayman, SSFQP and SSPE will hereafter be referred to as the “Funds”). As the investment adviser to the Funds, AWM holds sole voting and investment power over 152,236 shares of common stock held by Cayman, 456,706 shares of common stock held by SSFQP and 134,074 shares of common stock held by SSPE. The address for AWM listed in the Schedule 13G is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022.
(11)	Based solely based on the information included in the most recently available Schedule 13G filed with the SEC on February 10, 2020, by Wasatch Advisors, Inc. (“Wasatch”). The address for Wasatch listed in the Schedule 13G is 505 Wakara Way, Salt Lake City, UT 84108.

EXECUTIVE OFFICERS

The following table sets forth the name, age, and position of each of our executive officers:

Name	Age	Title
Shawn Nelson	42	Chief Executive Officer and Director
Jack Krause	57	President and Chief Operating Officer
Donna Dellomo	55	Executive Vice President, Chief Financial Officer and Secretary

Business Experience

The following is a brief account of the education and business experience of each executive officer, except Shawn Nelson, the description of his education and business experience can be found under “Proposal No. 1 — Election of Directors.”

Jack Krause has served as President and Chief Operating Officer of the Company since 2015. From 2012 to 2015, Mr. Krause served as President of Vitamin World, a 425 store specialty chain. From 2011 to 2013, he served as Senior Vice President of Watch Station Global Retail and Skagen, where he led the growth of both businesses. From 2008 to 2010, Mr. Krause served as General Manager and in various executive positions at Sunglass Hut (Luxottica). From 2004 to 2006, Mr. Krause served in roles of increasing responsibility at Bath and Body Works, including Senior Vice-President of Brand Development. Prior to that, he spent 10 years in brand management at Jergens and Marion Consumer Products. Mr. Krause has a Bachelor of Science in Business Administration from Miami University.

Donna Dellomo is currently serving as Executive Vice President and Chief Financial Officer, Treasurer and Secretary of the Company since 2017. From January 1998 to January 2017, Ms. Dellomo served as Vice-President and Chief Financial Officer of Perfumania Holdings, Inc., a publicly traded company with over 290 retail locations, owned and licensed brands and a wholesale distribution network. Between October 1988 and December 1997, Ms. Dellomo served as Internal Audit Manager, Accounting Manager and Corporate Controller at Cybex International, Inc., a publicly traded company that manufactured and distributed fitness, rehabilitative and health care equipment. Ms. Dellomo is a Certified Public Accountant with focus on audit and tax and is also a member of the Board of Trustees of Molloy College and Chairperson of Molloy’s Fiscal Affairs and Audit Committee.

EXECUTIVE COMPENSATION

As an emerging growth company under the JOBS Act we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” which require compensation disclosure for our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) serving as executive officers at the end of the fiscal year. This section describes the executive compensation program in place for our Named Executive Officers for fiscal 2020 and fiscal 2019, who are the individuals who served as our principal executive officer and two most highly compensated executive officers.

The following table summarizes the compensation of our Named Executive Officers paid by us during the fiscal years ended February 2, 2020 and February 3, 2019.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Shawn Nelson	2020	382,692	-	1,985,408	2,285,288			14,431	4,667,819
Chief Executive Officer	2019	350,000	475,000	1,764,442	—	—	—	12,285	2,601,727

Jack A. Krause	2020	382,692	-	721,851	761,761			14,431	1,880,735
President and Chief Operating Officer	2019	350,000	225,000	700,185	—	—	—	17,077	1,292,262

Donna L. Dellomo	2020	357,692	50,000	351,824	380,884			14,431	1,154,831
Executive Vice President and Chief Financial Officer	2019	325,000	230,000	336,083	—	—	—	16,700	907,783

(1)	Amounts shown in this column do not reflect dollar amounts actually received by our Named Executive Officers. Instead, these amounts reflect the aggregate grant date fair value of each restricted stock unit granted computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 7 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended February 2, 2020. The aggregate grant date fair value of stock awards, which are comprised of time-vested RSUs and performance-based RSUs, includes the grant date fair value for each type of award assuming the satisfaction of all relevant conditions.
(2)	Amounts shown in this column represent the aggregate grant date fair value calculated, in accordance with FASB ASC Topic 718, of stock options granted during the year. A description of the methodologies and assumptions we use to value equity awards and the manner in which we recognize the related expense are described in Note 7 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended February 2, 2020. These amounts may not correspond to the actual value eventually realized by each Named Executive Officer because the value depends on the market value of our common stock at the time the award is exercised.
(3)	Amounts shown represent 401(k) matching payments.

Bonuses

Pursuant to the employment agreements of Messrs. Nelson and Krause and Ms. Dellomo, each named executive officer is eligible to receive an annual bonus based on the achievement of a combination of company-wide and individual performance goals set by our board of directors.

Fiscal 2020 Bonuses

Messrs. Nelson and Krause and Ms. Dellomo did not receive any performance based bonuses in in fiscal 2020. In connection with the completion of share offering that closed in May 2019, Ms. Dellomo received a one-time cash bonus $50,000.

Fiscal 2019 Bonuses

Messrs. Nelson and Krause each received an annual bonus equal to 50% of their respective annual base salaries and Ms. Dellomo received an annual bonus equal to 40% of her annual base salary pursuant to the terms of their employment agreements as the Company achieved an internal adjusted EBITDA amount of $3.4 million against an internal adjusted EBITDA target of $3.2 million that was set by our board of directors.

In connection with the completion of our IPO, Messrs. Nelson and Krause and Ms. Dellomo received cash bonuses of $300,000, $50,000 and $100,000, respectively.

Employment Arrangements

We have agreements with certain of our Named Executive Officers, which include provisions regarding post-termination compensation. We do not have a formal severance policy or plan applicable to our executive officers as a group. The following summaries of the employment agreements are qualified in their entirety by reference to the text of the employment agreements, as amended, which were filed as exhibits to the registration statement of which this prospectus is a part.

Shawn Nelson Employment Agreement

On October 2, 2019, we entered into a first amendment that amends Mr. Nelson's amended and restated employment agreement, dated October 26, 2017. The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death of the employee, (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. Mr. Nelson’s current annual base salary is $400,000 per year, this is subject to annual review by the board of directors pursuant to the amended and restated employment agreement. Mr. Nelson is eligible to receive an annual bonus of up to 75% of his base salary, provided that he achieves performance targets determined by the board of directors or the compensation committee. Upon achievement of at least 90% of all of the annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year shall be 20% of his base salary. In the event that the company achieves at least 100% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year will be 60% of his base salary. In the event that the company achieves at least 110% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year will be 75% of his base salary. Performance between 90% and 110% of the applicable performance targets will be interpolated relative to the next threshold on a linear basis and, in the case of multiple performance targets, by determining the average percentage achieved for the performance targets.

In connection with the execution of the amended and restated employment agreement, on October 26, 2017, Mr. Nelson was awarded 105,000 restricted stock units (“RSUs”) the terms of which are governed by the Company’s 2017 Equity Incentive Plan and the applicable grant agreement. Half of such RSUs are subject to time-based vesting and half are subject to performance vesting.

The employment agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to eighteen (18) months of base salary upon termination by Mr. Nelson for Good Reason or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

Jack Krause Employment Agreement

On October 2, 2019, we entered into a first amendment that amends Mr. Krause’s amended and restated employment agreement, dated October 26, 2017. The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death of the employee, (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. Mr. Krause’s current annual base salary is $400,000 per year, this is subject to annual review by the board of directors pursuant to the amended and restated employment agreement. Mr. Krause is eligible to receive an annual bonus of up to 75% of his base salary, provided that he achieves performance targets determined by the board of directors or the compensation committee. Upon achievement of at least 90% of all of the annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year shall be 20% of his base salary. In the event that the company achieves at least 100% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year will be 60% of his base salary. In the event that the Company achieves at least 110% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year will be 75% of his base salary. Performance between 90% and 110% of the applicable performance targets will be interpolated relative to the next threshold on a linear basis and, in the case of multiple performance targets, by determining the average percentage achieved for the performance targets.

In connection with the execution of the amended and restated employment agreement, on October 26, 2017, Mr. Krause was awarded 105,000 RSUs the terms of which are governed by the Company’s 2017 Equity Incentive Plan and the applicable grant agreement. Half of such RSUs are subject to time-based vesting and half are subject to performance vesting.

The employment agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to twelve (12) months of base salary upon termination by Mr. Krause for Good Reason or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

Donna L. Dellomo Employment Agreement

On October 2, 2019, we entered into a first amendment that amends Ms. Dellomo’s amended and restated employment agreement, dated October 26, 2017. The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death of the employee, (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. Ms. Dellomo’s current annual base salary is $375,000 per year, this is subject to annual review by the board of directors pursuant to the amended and restated employment agreement. Ms. Dellomo is eligible to receive an annual bonus of up to 60% of her base salary, provided that she achieves performance targets determined by the board of directors or the compensation committee. Upon achievement of at least 90% of all of the annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year shall be 15% of her base salary. In the event that the company achieves at least 100% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year will be 50% of her base salary. In the event that the Company achieves at least 110% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year will be 60% of her base salary. Performance between 90% and 110% of the applicable performance targets will be interpolated relative to the next threshold on a linear basis and, in the case of multiple performance targets, by determining the average percentage achieved for the performance targets.

In connection with the execution of the amended and restated employment agreement, on October 26, 2017, Ms. Dellomo was awarded 48,000 RSUs the terms of which are governed by the Company’s 2017 Equity Incentive Plan and the applicable grant agreement. Half of such RSUs are subject to time-based vesting and half are subject to performance vesting.

The agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with her employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to twelve (12) months of base salary upon termination by Ms. Dellomo for Good Reason or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

Amended and Restated 2017 Equity Incentive Plan

Our Amended and Restated 2017 Equity Incentive Plan (the “2017 Plan”), was approved by our board of directors and our stockholders on August 26, 2017. In 2018, the 2017 Plan was amended to increase the shares of our common stock authorized and reserved for issuance under the 2017 Plan to 615,066 shares. In 2019 the 2017 Plan was amended and restated to, among other things, increase the shares of our common stock authorized and reserved for issuance under the 2017 Plan to 1,414,889 shares. As of February 2, 2020, there are 262,492 shares of our common stock remaining for issuance under the 2017 Plan.

It is intended to make available incentives that will assist us to attract, retain and motivate employees, including officers, consultants and directors. We may provide these incentives through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and units and other cash-based or stock-based awards.

Appropriate adjustments will be made in the number of authorized shares and other numerical limits in the 2017 Plan and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to awards which expire or are cancelled or forfeited will again become available for issuance under the 2017 Plan. The shares available will not be reduced by awards settled in cash or by shares withheld to satisfy tax withholding obligations. Only the net number of shares issued upon the exercise of stock appreciation rights or options exercised by means of a net exercise or by tender of previously owned shares will be deducted from the shares available under the 2017 Plan.

The 2017 Plan will be generally administered by the compensation committee of our board of directors. Subject to the provisions of the 2017 Plan, the compensation committee will determine in its discretion the persons to whom and the times at which awards are granted, the sizes of such awards and all of their terms and conditions. However, the compensation committee may delegate to one or more of our officers the authority to grant awards to persons who are not officers or directors, subject to certain limitations contained in the 2017 Plan and award guidelines established by the committee. The compensation committee will have the authority to construe and interpret the terms of the 2017 Plan and awards granted under it. The 2017 Plan provides, subject to certain limitations, for indemnification by us of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2017 Plan.

The 2017 Plan will authorize the compensation committee, without further stockholder approval, to provide for the cancellation of stock options or stock appreciation rights with exercise prices in excess of the fair market value of the underlying shares of common stock in exchange for new options or other equity awards with exercise prices equal to the fair market value of the underlying common stock or a cash payment.

Awards may be granted under the 2017 Plan to our employees, including officers, directors or consultants or those of any present or future parent or subsidiary corporation or other affiliated entity. All awards will be evidenced by a written agreement between us and the holder of the award and may include any of the following:

●	Stock options. We may grant nonstatutory stock options or incentive stock options (as described in Section 422 of the Internal Revenue Code), each of which gives its holder the right, during a specified term (not exceeding 10 years) and subject to any specified vesting or other conditions, to purchase a number of shares of our common stock at an exercise price per share determined by the administrator, which may not be less than the fair market value of a share of our common stock on the date of grant.

●	Stock appreciation rights. A stock appreciation right gives its holder the right, during a specified term (not exceeding 10 years) and subject to any specified vesting or other conditions, to receive the appreciation in the fair market value of our common stock between the date of grant of the award and the date of its exercise. We may pay the appreciation in shares of our common stock or in cash.

●	Restricted stock. The administrator may grant restricted stock awards either as a bonus or as a purchase right at such price as the administrator determines. Shares of restricted stock remain subject to forfeiture until vested, based on such terms and conditions as the administrator specifies. Holders of restricted stock will have the right to vote the shares and to receive any dividends paid, except that the dividends may be subject to the same vesting conditions as the related shares.

●	Restricted stock units. Restricted stock units represent rights to receive shares of our common stock (or their value in cash) at a future date without payment of a purchase price, subject to vesting or other conditions specified by the administrator. Holders of restricted stock units have no voting rights or rights to receive cash dividends unless and until shares of common stock are issued in settlement of such awards. However, the administrator may grant restricted stock units that entitle their holders to dividend equivalent rights.

●	Performance shares and performance units. Performance shares and performance units are awards that will result in a payment to their holder only if specified performance goals are achieved during a specified performance period. Performance share awards are rights whose value is based on the fair market value of shares of our common stock, while performance unit awards are rights denominated in dollars. The administrator establishes the applicable performance goals based on one or more measures of business performance enumerated in the 2017 Plan, such as revenue, earnings, gross margin, net income or total stockholder return. To the extent earned, performance share and unit awards may be settled in cash or in shares of our common stock. Holders of performance shares or performance units have no voting rights or rights to receive cash dividends unless and until shares of common stock are issued in settlement of such awards. However, the administrator may grant performance shares that entitle their holders to dividend equivalent rights.

●	Cash-based awards and other stock-based awards. The administrator may grant cash-based awards that specify a monetary payment or range of payments or other stock-based awards that specify a number or range of shares or units that, in either case, are subject to vesting or other conditions specified by the administrator. Settlement of these awards may be in cash or shares of our common stock, as determined by the administrator. Their holder will have no voting rights or right to receive cash dividends unless and until shares of our common stock are issued pursuant to the award. The administrator may grant dividend equivalent rights with respect to other stock-based awards.

In the event of a change in control as described in the 2017 Plan, the acquiring or successor entity may assume or continue all or any awards outstanding under the 2017 Plan or substitute substantially equivalent awards. Any awards which are not assumed or continued in connection with a change in control or are not exercised or settled prior to the change in control will terminate effective as of the time of the change in control. The compensation committee may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines, except that the vesting of all awards held by members of the board of directors who are not employees will automatically be accelerated in full. The 2017 Plan also authorizes the compensation committee, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares upon a change in control in exchange for a payment to the participant with respect to each share subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the change in control transaction over the exercise price per share, if any, under the award.

The 2017 Plan will continue in effect until it is terminated by the administrator, provided, however, that all awards will be granted, if at all, within 10 years of its effective date. The administrator may amend, suspend or terminate the 2017 Plan at any time, provided that without stockholder approval, the plan cannot be amended to increase the number of shares authorized, change the class of persons eligible to receive incentive stock options, or effect any other change that would require stockholder approval under any applicable law or listing rule.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each Named Executive Officer certain information concerning the outstanding equity awards as of February 2, 2020.

	Option Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Shawn Nelson	—	—	330,244	38.10	06/05/2029
Jack Krause	—	—	110,081	38.10	06/05/2029
Donna Dellomo	—	—	55,041	38.10	06/05/2029

	Stock Awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Shawn Nelson	—	—	16,010	181,714
Jack Krause	—	—	16,010	181,714
Donna Dellomo	—	—	6,298	71,482

Retirement or Similar Benefit Plans

401(k) Plan

Our 401(k) Plan (the “TLC 401(k) Plan”), is designed to provide retirement benefits to all eligible full-time and part-time employees. The TLC 401(k) Plan provides employees with the opportunity to save for retirement on a tax-favored basis. The TLC 401(k) Plan calls for elective deferral contributions, safe harbor matching 100% contributions, not to exceed 4% of their compensation with immediate vesting, and profit-sharing contributions. All our employees (both full-time and part-time) (except for union employees and nonresident aliens) are eligible to participate in the TLC 401(k) Plan as of the day of the month they complete one (1) month of service and are over the age of 21.

Resignation, Retirement, Other Termination, or Change in Control Agreements

For a description of the material terms of each contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) to a named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of the Company or a change in the named executive officer’s responsibilities following a change in control, see above under the heading “Employment Arrangements.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions since February 3, 2018, to which we have been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Preferred Stock Financings

In March 2017, we issued an aggregate of 1,000,000 shares of our Series A-1 Preferred Stock at a purchase price of $10.00 per share for an aggregate purchase price of $10.0 million and warrants, as amended, to purchase 350,000 shares of our common stock at an exercise price equal to the price per share of the common stock in our IPO, or $16.00. Between March 2017 and October 2017, we completed an offering of our Series A Preferred Stock and issued an aggregate of 923,000 shares of our Series A preferred stock at a purchase price of $10.00 per share for an aggregate purchase price of $9.2 million and warrants, as amended, to purchase 230,750 shares of our common stock at an exercise price of $16.00 per share. Between October 2017 and December 2017, we issued 623,500 shares of our Series A-2 Preferred Stock at a purchase price of $10.00 per share for an aggregate purchase price of $6.23 million and warrants, as amended, to purchase 218,225 shares of our common stock at an exercise price of $16.00 per share. The following table summarizes purchases of preferred stock by holders of more than five percent of our capital stock and their affiliated entities and our directors.

Name	Series A Preferred Stock	Series A-1 Preferred Stock	Series A-2 Preferred Stock	Aggregate Purchase Price
Shawn Nelson	—	—	5,000	$50,000
Jack A. Krause	—	—	1,500	15,000
Donna Dellomo	—	—	5,000	50,000
Entities affiliated with Satori Capital, LLC(1)(2)	—	1,000,000	400,000	14,000,000
Entities affiliated with Mistral(3)(4)	660,000	—	212,000	8,820,000

(1)	Consists of (a) 696,500 shares of Series A-1 Preferred Stock and 280,000 shares of Series A-2 Preferred Stock owned by Satori Capital Strategic Opportunities, LP (“Satori CSO”) and (b) 303,500 shares of Series A-1 Preferred Stock and 120,000 shares of Series A-2 Preferred Stock owned by Satori Capital III, LLC (“SCIII”). Satori Capital Strategic Opportunities GP, LLC (“Satori CSOGP”), is the general partner of Satori CSO and Satori Capital III GP, LLC (“SCIIIGP”), is the general partner of SCIII. SCGPM, LLC is the manager of Satori CSOGP and SCIIIGP and may be deemed to share voting and dispositive power with respect to the shares held by Satori CSO and SCIII.
(2)	Mr. Grafer, a director of the Company, is also a principal of Satori.
(3)	Consists of 300,000 shares of Series A Preferred Stock held by Mistral Sac Holdings LLC (“MSH”), 360,000 shares of Series A Preferred Stock owned by Mistral Sac Holdings 3, LLC (“MSH3”), and 212,000 shares of Series A-2 Preferred Stock owned by Mistral Sac Holdings 4, LLC (“MSH4”). Mistral Sac Carry, LLC (“MSC”) is the manager of MSH, MSH3 and MSH4. MSC is indirectly controlled by Mr. Heyer through Mistral Equity Partners, LP (“MEP”). By reason of the provisions of Rule 16a-1 of the Exchange Act, the Mistral Fund Entities may be deemed to be beneficial owners of certain of the securities that are deemed to be beneficially owned by MSH, MSH3 MSH4, and Mr. Heyer may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by MSH, MSH3, MSH4 and/or MSC. Mr. Heyer may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 of the Exchange Act) in an indeterminate portion of the securities reported as beneficially owned by MSH, MSH3 and MSH4 and may be deemed to have an indirect pecuniary interest in an indeterminate portion of the securities reported as beneficially owned by MSC.
(4)	Messrs. Heyer and Phoenix, each of whom is a director of the Company, are also principals of Mistral. Mr. Phoenix is also a director of Blueport Commerce, which is owned in part by investment vehicles affiliated with Mistral.

On April 19, 2018, we amended and restated the terms of our preferred stock to, among other things, revise the conversion features of the preferred stock. Immediately prior to the closing of our IPO, the preferred stock (i) accrued an additional amount of dividends equal to the amount of dividends that would have accrued and accumulated through and including the one year anniversary of the completion of our IPO, and (ii) automatically converted, along with the aggregate accrued or accumulated and unpaid dividends thereon, into shares of common stock.

On April 19, 2018, we agreed to amend and restate the warrants issued to our preferred stockholders. As a result, the warrants were amended to be set at a fixed number of shares with an exercise price of $16.00 per share.

Registration Rights Agreement

In connection with the preferred stock financings discussed above we have entered into amended and restated registration rights agreements with each investor in the financing, including entities affiliated with Satori and Mistral. As described in more detail below, the registration rights agreements provide the holders of preferred stock and the common stock warrants issued in connection therewith with piggyback and demand registration rights as to the common stock issuable upon conversion of the preferred stock and exercise of the common stock warrants.

Monitoring and Management Services Agreements

On May 24, 2010, Sac Acquisition LLC and Mistral Capital Management, LLC, or Mistral, entered into a monitoring and management services agreement, as amended on January 25, 2016, (the “Monitoring Agreement”). The Monitoring Agreement was subsequently assumed by the Company, along with Sac Acquisition LLC’s other liabilities. Certain of our directors are members and principals of Mistral. Pursuant to the terms of the Monitoring Agreement, Mistral agreed to provide certain monitoring and financial advisory services in exchange for an annual fee of $400,000 (the “Monitoring Fee”) and the reimbursement of reasonable out-of-pocket expenses incurred in connection with the performance of services under the Monitoring Agreement. The Monitoring Agreement provides for customary exculpation and indemnification provisions in favor of Mistral and each of its affiliates and automatically renews on an annual basis unless terminated by Mistral.

Pursuant to the Monitoring Agreement, Mistral was also entitled to a fee of $500,000 in connection with the refinancing of the Company’s credit agreement. This fee was paid at the closing of our IPO.

The parties amended and restated the Monitoring Agreement effective upon the consummation of our IPO (the “A&R Monitoring Agreement”). Under the arrangement, Mistral agreed to terminate its right of first offer to act as financial advisor to the Company and, for so long as Mistral is receiving the Monitoring Fee, Mistral agreed that none of its officers or employees will accept cash director fees from the Company for their service as directors of the Company. The Monitoring Fee will continue at its current rate during the term of the A&R Monitoring Agreement. The A&R Monitoring Agreement will terminate on January 31, 2021.

For services rendered under the Monitoring Agreement, Mistral received fees totaling $444,140 during fiscal 2020, which included $44,140 of reimbursable out of pocket expenses.

On March 30, 2017, the Company and Satori Capital, LLC, or Satori, entered into a letter agreement pursuant to which, among other things, Satori would provide certain monitoring and financial advisory services in exchange for an annual fee of $100,000 and the reimbursement of reasonable out-of-pocket expenses incurred in connection with the performance of services under the agreement. The letter agreement provided for customary exculpation and indemnification provisions in favor of Satori and each of their respective affiliates. Satori’s monitoring and financial advisory services fees will terminate at the same time as the A&R Monitoring Agreement.

On June 22, 2018, the Company and Satori amended the letter agreement, to grant to Satori 50,000 shares of common stock, in connection with the performance of services to the Company. In addition, pursuant to Satori’s letter agreement, Satori was paid a fee of $125,000 at the same time that Mistral was paid its fee relating to refinancing of the Company’s credit agreement.

For services rendered to the Company, Satori received fees totaling $170,000 during fiscal 2020 which included $70,000 of reimbursable out of pocket expenses.

Blueport Commerce Agreement

On November 16, 2016, the Company engaged Blueport Commerce (“Blueport”), a company owned in part by investment vehicles affiliated with Mistral and an affiliate of Schottenstein Stores Corporation, an indirect investor in Sac Acquisition LLC, to evaluate a transition plan to convert to the Blueport platform. Certain of our directors are members and principals of Mistral or employees of Schottenstein Stores Corporation. Mr. Phoenix and Mr. Rubin, directors of the Company, are also directors of Blueport. The Company launched on the Blueport platform in February 2018. There were $1,833,154 of fees incurred with Blueport for sales transacted through, the Blueport platform during fiscal 2020.

Employment Agreements

We have entered into employment agreements with certain of our executive officers. See “Executive Compensation-Employment Arrangements.”

Related Party Transactions Policy

We have adopted a policy with respect to the review, approval and ratification of related party transactions. Under the policy, the audit committee is responsible for reviewing and approving related party transactions. The policy applies to transactions, arrangements and relationships (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the aggregate amount involved will, or may be expected to, exceed $120,000 with respect to any fiscal year, and in which we (or one of our subsidiaries) are a participant and in which a related party has or will have a direct or indirect material interest. In the course of reviewing potential related party transactions, the audit committee will consider the nature of the related party’s interest in the transaction; the presence of standard prices, rates or charges or terms otherwise consistent with arms-length dealings with unrelated third parties; the materiality of the transaction to each party; the reasons for the Company entering into the transaction with the related party; the potential effect of the transaction on the status of a director as an independent, outside or disinterested director or committee member; and any other factors the audit committee may deem relevant.

STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in the Company’s Proxy Statement and form of proxy pursuant to Rule 14a-8 of the Exchange Act relating to the Company’s 2021 annual meeting of stockholders to be held in 2021 must be received by the Company at the principal executive offices of the Company no later than the close of business on March 9, 2021. Stockholders wishing to make a director nomination or bring a proposal before the annual meeting to be held in 2021 (but not include it in the Company’s proxy materials) must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on March 9, 2021 and not earlier than the close of business on February 6, 2021. However, if the Company changes the date of the 2021 annual meeting of stockholders to a date more than 30 days before or after the anniversary of the 2020 Annual Meeting, then such notice must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made by the Company. Any matter so submitted must comply with the other provisions of the Company’s bylaws and be submitted in writing to the Secretary at the principal executive offices.

STOCKHOLDER COMMUNICATIONS

Any security holder of the Company wishing to communicate with the board of directors may write to the board of directors at Board of Directors, c/o Secretary, Two Landmark Square, Suite 300, Stamford, Connecticut 06901, or by email at InvestorRelations@lovesac.com. The Secretary will maintain a log of such communications and transmit as soon as practicable such communications to the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communication, as determined by the Secretary. The board of directors or individual directors so addressed will be advised of any communication withheld for safety or security reasons as soon as practicable.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended.

We make available free of charge on or through our Internet website, https://investor.lovesac.com, our reports and other information filed with or furnished to the SEC and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC’s Internet website, www.sec.gov, also contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.

OTHER MATTERS

We currently know of no other matters to be voted on at the 2020 Annual Meeting. If any other matters properly come before the meeting, the persons named in the form of proxy intend to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other matters is granted by execution of the proxy.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Shawn Nelson
Shawn Nelson Chief Executive Officer
May 22, 2020
Stamford, CT

APPENDIX A

FIRST AMENDMENT TO THE LOVESAC COMPANY

AMENDED AND RESTATED 2017 EQUITY INCENTIVE PLAN

WHEREAS, The Lovesac Company, a Delaware corporation (the “Company”), sponsors the Amended and Restated 2017 Equity Incentive Plan, which was adopted by the Board of Directors of the Company (the “Board”) approved by the Company’s stockholders on June 5, 2019 (the “Plan”);

WHEREAS, pursuant to Section 17 of the Plan, the Board may amend the Plan, with stockholder approval, to increase the aggregate number of shares authorized for issuance under the Plan; and

WHEREAS, the Board wishes to amend the Plan to increase the number of shares available for awards under the Plan by 690,000 shares;

NOW, THEREFORE, effective June 4, 2020, the Section 4.1 of the Plan is amended and restated in its entirety to read as follows:

“4.1 Maximum Number of Shares Issuable.   Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to 2,104,889 shares and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

IN WITNESS WHEREOF, this First Amendment to the Plan has been executed on behalf of the Company this __ day of June 2020.

THE LOVESAC COMPANY

By:
Name:
Title:

THE LOVESAC COMPANY

Proxy for Annual Meeting of Shareholders on June 4, 2020

Solicited on Behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Shawn Nelson and Jack Krause, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of The Lovesac Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT on June 4, 2020 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://www.viewproxy.com/LovesacCompany/2020/ by 11:59 PM EDT on June 3, 2020. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting at http://www.viewproxy.com/LovesacCompany/2020/ by logging in using the password you received via email in your registration confirmation. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “Important Information about the Annual Meeting and Voting”.

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

THE LOVESAC COMPANY

June 4, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at - https://investor.lovesac.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20733000000000000000 2 060420

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Mary Fox
- ○ John Grafer
- ○ Andrew Heyer
- ○ Walter McLallen
- ○ Shawn Nelson
- ○ William Phoenix
- ○ Shirley Romig

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposal 2 and Proposal 3.**

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

THE LOVESAC COMPANY

June 4, 2020

PROXY VOTING INSTRUCTIONS

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at - https://investor.lovesac.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20733000000000000000 2 060420

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Mary Fox
- ○ John Grafer
- ○ Andrew Heyer
- ○ Walter McLallen
- ○ Shawn Nelson
- ○ William Phoenix
- ○ Shirley Romig

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposal 2 and Proposal 3.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.